Exhibit 10.2

PARENT VOTING AGREEMENT

THIS PARENT VOTING AGREEMENT (this “Agreement”) is made and entered into as of July __, 2011, by and among Quepasa Corporation., a Nevada corporation (“Parent”), the undersigned shareholder (“Shareholder”) of Parent, and Insider Guides, Inc., a Delaware corporation (the “Company”).

RECITALS

A.           Concurrently with the execution of this Agreement, Parent, Parent’s subsidiary, IG Acquisition Company (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger of the Company with and into Merger Sub (the “Merger”).

B.           Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be canceled and converted into the right to receive the consideration set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement.

C.           As of the date hereof, Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of outstanding capital stock of Parent and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of Parent (the “Shares”) set forth on the signature page of this Agreement.

D.           As a material inducement to the Company to enter into and to consummate the transactions contemplated by the Merger Agreement, Company has required that Shareholder agree, and Shareholder is willing to agree, to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Parent acquired by Shareholder hereafter and prior to the Expiration Time (as defined in Section 1(a) hereof), and to vote the Shares and any other such shares of capital stock of Parent as set forth in this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.           Agreement to Retain Shares.

(a)           Transfer.  Shareholder agrees that, at all times during the period beginning on the date hereof and ending at the Expiration Time, Shareholder shall not Transfer (as defined below) any of the Shares or any New Shares (as defined in Section 1(b) hereof), or make any agreement regarding any Transfer, in each case without the prior written consent of Company.  Shareholder agrees that any Transfer in violation of this Agreement shall be void and of no force or effect.

As used herein, the term “Expiration Time” shall mean the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the termination of the Merger Agreement in accordance with the terms thereof, or (iii) the occurrence of a Material Adverse Amendment.  As used herein (A) the term “Material Adverse Amendment” shall mean an amendment, modification or waiver to the Merger Agreement that (i) (1) directly or indirectly increases the Merger Consideration (as defined in the Merger Agreement) payable in connection with the Merger, (2) waives, amends or modifies any condition to the obligation of Parent to consummate the Merger, (3) waives any breach of representation, warranty, covenant or agreement of Company contained in the Merger Agreement, (4) waives, amends or modifies any representation, warranty, covenant or agreement of Company so as to reduce the scope thereof, or the obligation thereunder, or (5) materially and adversely affects the Shareholder and (ii) is approved by the Parent’s Board of Directors regardless of whether in such vote the Shareholder’s nominee (if any) on the Parent’s Board of Directors (or the Shareholder in his capacity as a director) voted against such amendment.  As used herein, the term “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the gift, placement in trust, or the Constructive Sale (as defined below) or other disposition of such security (excluding transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing, excluding any of the foregoing effected (A) pursuant to a court order, (B) pursuant to the Merger, (C) pursuant to a Rule 10b5-1 trading plan, (D) to any transferee if such transferee, prior to the Transfer, executes a binding agreement with Parent and the Company substantially in the form of this Agreement.  As used herein, the term “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

(b)           New Shares.  Shareholder agrees that any shares of capital stock of the Parent that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Time, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Shareholder which are convertible into, or exercisable or exchangeable for, shares of capital stock of the Parent (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.

2.           Agreement to Vote Shares.  Until the Expiration Time, at every meeting of shareholders of the Parent called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of shareholders of the Parent with respect to any of the following, Shareholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3), the outstanding Shares and any outstanding New Shares (to the extent any such New Shares may be voted):

(i)            in favor of approval of the issuance of shares of the common stock of the Parent as consideration for the Merger as set forth in the Merger Agreement, and in favor of the Financing Transaction (as defined in the Merger Agreement);

(ii)            against approval of any proposal made in opposition to, or in competition with, the issuance of shares of the common stock of the Parent as consideration for the Merger as set forth in the Merger Agreement;

(iii)           against any action which the Company is prohibited from taking under Section 5.2 of the Merger Agreement; and

(iv)           in favor of waiving any notice that may have been or may be required relating to any reorganization of the Parent or any subsidiary of the Parent, any issuance, reclassification or recapitalization of the capital stock of the Parent or any subsidiary of the Parent, any sale or purchase of assets, change of control of or acquisition by the Parent or any subsidiary of the Parent or any other person, or any consolidation or merger to which the Parent or any subsidiary of the Parent is the surviving entity.

Prior to the Expiration Time, Shareholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2.

3.           Irrevocable Proxy.  Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Company an irrevocable proxy in the form attached hereto as Appendix A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares and New Shares.

4.           Representations, Warranties and Covenants of Shareholder.  Shareholder represents, warrants and covenants to Company as follows:

(i)           Shareholder is the beneficial owner of the Shares, with full power to vote or direct the voting of the Shares for and on behalf of any and all beneficial owners of the Shares.

(ii)           As of the date hereof, the Shares are, and at all times up until the Expiration Time the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that would impair Shareholder’s ability to fulfill its obligations under Section 2.  The execution and delivery of this Agreement by Shareholder do not, and Shareholder’s performance of its obligations under this Agreement will not conflict with or violate any order, decree, judgment or agreement known by the Shareholder to be applicable to such Shareholder or by which Shareholder or any of Shareholder’s properties or Shares is bound.

(iii)           Shareholder does not beneficially own any shares of capital stock of the Parent, or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Parent, other than as set forth on the signature page hereto.

(iv)           Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement, the Proxy and any other related agreements to which Shareholder is a party.

5.           Additional Documents.  Shareholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

6.           Termination.  This Agreement and the Proxy delivered in connection herewith shall terminate automatically and shall have no further force or effect as of the Expiration Time.

7.           Parent Covenants.  The Parent agrees to make a notation on its records and give instructions to its transfer agent(s) not to permit, prior to the Expiration Time, the transfer of any Shares or New Shares, except as permitted pursuant to Section 1(a).

8.           Miscellaneous.

(a)           Directors and Officers.  Notwithstanding any provision of this Agreement to the contrary, Shareholder has entered into this Agreement in its, his or her capacity as a Shareholder of the Parent, and nothing in this Agreement shall limit or restrict Shareholder or any representative of Shareholder from acting, if applicable, in the Shareholder’s or such representative’s capacity as a director or officer of the Parent (it being understood that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as a shareholder of the Parent) or voting in Shareholder’s sole discretion on any matter other than those matters referred to in Section 2.  Company covenants that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (i) alleges that any action taken (or not taken) by Shareholder or Shareholder’s representative solely in Shareholder’s or such representative’s capacity as a director or officer of the Parent breaches or violates or would breach or violate any provision of this Agreement or the Proxy or (ii) challenges the right of Shareholder to vote or challenges the validity of or seeks to enjoin any vote by Shareholder (or the grant of a proxy with respect thereto) on any matter other than those matters set forth in Section 2.

(b)           Waiver.  No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by the other party hereto.  The waiver of any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.  No delay or omission by Company in exercising any right under this Agreement shall operate as a waiver of that right or any other right under this Agreement.

(c)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

If to Company:	Insider Guides, Inc.
280 Union Square Drive
New Hope, PA 18938
Telephone:
Facsimile:
Attention: Mr. Geoff Cook

With a copy to:	SNR Denton US LLP
Two World Financial Center
225 Liberty Street
New York, NY 10281-2699
Telephone: 212-768-6700
Facsimile: 212-768-6800
Attention: Lisa A. Weiss

If to Parent:	Quepasa Corp.
324 Datura Street, Suite 114
West Palm Beach, FL 33401
Telephone: 561-366-1249
Facsimile:
Attention:

With a copy to:	Bradley Arant Boult Cummings LLP
1600 Division Street, Suite 700
Nashville, TN 37203
Telephone: 615-252-2388
Facsimile: 615-252-6388
Attention: Jeffrey S. Buschmann

If to Shareholder:	To the address for notice set forth on the signature page hereof

(d)           Headings.  All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

(e)           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

(f)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by each of the parties hereto.

(g)           Severability.  In the event that any provision of this Agreement, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

(h)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.  The venue and consent to jurisdiction provisions of Section 9.7 of the Merger Agreement shall apply to this Agreement as set forth herein.

(i)           Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(j)           Remedies.  The parties acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity.

(k)           No Assignment.  Unless otherwise provided for herein, Shareholder may not assign this Agreement.  This Agreement shall inure to the benefit of Parent, Company and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

QUEPASA CORPORATION	SHAREHOLDER:

By:
Name:	Signature
Title:
Print Name

Address
INSIDER GUIDES, INC.
Shares:
By:
Name:	Parent Common Stock:
Title:	Parent Preferred Stock:
Parent Options:
Parent Warrants:

[SIGNATURE PAGE TO PARENT VOTING AGREEMENT]

APPENDIX A

IRREVOCABLE PROXY

The undersigned shareholder (“Shareholder”) of Quepasa Corporation, a Nevada corporation (the “Parent”), hereby irrevocably (to the fullest extent permitted by law) appoints [   ] of Insider Guides, Inc., a Delaware corporation (“Company”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Parent issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Proxy until the Expiration Time (as defined in that certain Parent Voting Agreement, dated of even date herewith, by and among Parent, the Company and Shareholder (the “Voting Agreement”)), subject to limitations herein and therein.  The Shares beneficially owned by the undersigned shareholder of the Parent as of the date of this Proxy are listed on the final page of this Proxy.  Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares for the Specified Matters (as defined below) are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Time (as defined in the Voting Agreement).

This Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Company entering into that certain Agreement and Plan of Merger, dated as of July [__], 2011, by and among Parent, the Company and certain other parties (the “Merger Agreement”).  The Merger Agreement provides for the merger of the Company with and into a wholly owned subsidiary of Parent in accordance with its terms (the “Merger”).

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Time (as defined in the Voting Agreement), to act as the undersigned’s attorney-in-fact and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of shareholders of the Parent and in every written consent in lieu of such meeting with respect to the following matters (the “Specified Matters”):

(i)           in favor of approval of the issuance of shares of the common stock of the Parent as consideration for the Merger as set forth in the Merger Agreement, and in favor of the Financing Transaction (as defined in the Merger Agreement);

(ii)            against approval of any proposal made in opposition to, or in competition with, the issuance of shares of the common stock of the Parent as consideration for the Merger as set forth in the Merger Agreement;

(iii)           against any action which the Company is prohibited from taking under Section 5.2 of the Merger Agreement; and

(iv)           in favor of waiving any notice that may have been or may be required relating to any reorganization of the Parent or any subsidiary of the Parent, any issuance, reclassification or recapitalization of the capital stock of the Parent or any subsidiary of the Parent, any sale or purchase of assets, change of control of or acquisition by the Parent or any subsidiary of the Parent or any other person, or any consolidation or merger to which the Parent or any subsidiary of the Parent is the surviving entity.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except for the Specified Matters as described in clauses (i), (ii), (iii) or (iv) above, and Shareholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically as of the Expiration Time.

[Remainder of Page Intentionally Left Blank]

*****

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time (as defined in the Voting Agreement).

Dated: July [  ], 2011

Signature Print Name Address Shares: Parent Common Stock: Parent Preferred Stock: Parent Options: Parent Preferred Stock:

[SIGNATURE PAGE TO PROXY]